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Featured Community: Camden Narcoossee • Orlando, FL • 288 Apartment Homes • Year Built 2018 • Acquired 2026

CAMDEN℠

Living Excellence

3Q26 Earnings Release & Supplemental Financial Information

2800 Post Oak Boulevard, Suite 2700 • Houston, TX 77056 • (713) 354-2500 • camdenliving.com
Investor Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2026 OPERATING RESULTS

Houston, Texas (November 5, 2026) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and nine months ended September 30, 2026. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and nine months ended September 30, 2026 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended September 30,		Nine Months Ended September 30,
Per Diluted Share	2026	2025	2026	2025
EPS(1)	$8.71	$1.00	$9.26	$2.10
FFO	$1.70	$1.67	$4.52	$5.04
Core FFO	$1.71	$1.70	$5.10	$5.12
Core AFFO	$1.42	$1.43	$4.37	$4.44

	Three Months Ended	3Q26 Guidance	3Q26 Guidance
Per Diluted Share	September 30, 2026	Midpoint	Variance
EPS(1)	$8.71	$9.26	($0.55)
FFO	$1.70	$1.64	$0.06
Core FFO	$1.71	$1.69	$0.02
(1) For the three months ended September 30, 2026, EPS included approximately $9.37 per share of gain on sale of the California portfolio, partially offset by $0.83 per share of impairments associated with land development activities. For the three months ended September 30, 2025, EPS included approximately $0.78 per share of gain on sale of operating properties.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	3Q26 vs. 3Q25	3Q26 vs. 2Q26	2026 vs. 2025
Revenues	(0.1)%	0.0%	0.0%
Expenses	(0.1)%	(1.0)%	1.2%
Net Operating Income ("NOI")	(0.2)%	0.6%	(0.7)%

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Effective(1)	3Q26	3Q25	2Q26
Effective New Lease Rates	(2.0)%	(2.6)%	(3.3)%
Effective Renewal Rates	3.6%	3.5%	2.8%
Effective Blended Lease Rates	1.0%	0.6%	(0.2)%
Occupancy	95.6%	95.5%	95.7%
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

For 2026, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, construction commenced at Camden RTP in the Raleigh, NC metro area. Additionally, leasing continued at Camden Village District in Raleigh, NC and Camden South Charlotte in Charlotte, NC, and leasing began at Camden Blakeney in Charlotte, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 10/31/2026
Camden Village District	Raleigh, NC	369	$139.6	88%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 10/31/2026
Camden South Charlotte	Charlotte, NC	420	$155.0	24%
Camden Blakeney	Charlotte, NC	349	149.0	8%
Camden Nations	Nashville, TN	393	184.0
Camden RTP	Morrisville, NC	398	130.0
Total		1,560	$618.0

Acquisition and Disposition Activity
During the quarter, the Company acquired Camden Brandon, a 296-apartment home community located in Tampa, FL, Camden LoSo, a 343-apartment home community located in Charlotte, NC, and Camden Gulch, a 300-apartment home community located in Nashville, TN for a combined $305.2 million. The Company also acquired a land parcel in Tampa, FL for approximately $18.3 million.

On July 29, 2026, Camden sold its California portfolio, consisting of 11 operating communities with 3,620 apartment homes, for an aggregate sales price of approximately $1.6 billion and recognized a gain of approximately $1.0 billion. Approximately $0.9 billion of the proceeds was used to retire balances outstanding under the Company's unsecured revolving credit facility and commercial paper program.

Subsequent to quarter end, Camden sold 2.6 acres of land in Los Angeles, CA for approximately $10.7 million.

Share Repurchases
During the quarter, Camden repurchased 474,660 common shares at an average price of $105.34 per share for a total of $50.0 million. Year to date, Camden repurchased 4,536,826 common shares at an average price of $104.22 per share for a total of $472.8 million. The Company currently has $247.9 million remaining under its stock repurchase program.

Liquidity Analysis
As of September 30, 2026, Camden had approximately $1.8 billion of liquidity comprised of approximately $0.6 billion in cash and cash equivalents and 1031 related accounts, and approximately $1.2 billion of availability under its unsecured credit facility and commercial paper program. At quarter end, the Company had approximately $209.3 million left to fund under its existing wholly-owned development pipeline.

Capital Markets
During the quarter, the Company issued a $350 million unsecured term loan facility with a maturity date of July 2027 and also extended the maturity date of its $40 million unsecured floating rate term loan to September 2028. Camden also repaid a $12.0 million secured note plus accrued interest.

In October 2026, the Company utilized cash on hand and its commercial paper program to redeem at par its $500 million senior unsecured notes payable that were scheduled to mature in November 2026.

Earnings Guidance
Camden updated its earnings guidance for 2026 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2026 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	4Q26	2026	2026 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.12 - $0.16	$9.42 - $9.46	$9.44	$9.93	$(0.49)
FFO	$1.61 - $1.65	$6.13 - $6.17	$6.15	$6.12	$0.03
Core FFO(1)	$1.63 - $1.67	$6.73 - $6.77	$6.75	$6.75	$0.00
(1) The Company's 2026 Core FFO guidance excludes approximately $0.60 per share of non-core charges for casualty-related expenses, net of recoveries, legal costs and settlements, expensed transaction, development, and other pursuit costs, and investment losses.

	2026	2026 Midpoint
Same Property Growth Guidance	Range	Current	Prior	Change
Revenues	(0.25)% - 0.25%	0.00%	0.50%	(0.50)%
Expenses	1.50% - 2.00%	1.75%	2.50%	(0.75)%
NOI	(1.50)% - (0.50)%	(1.00)%	(0.60)%	(0.40)%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2026 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, November 6, 2026 at 10:00 AM CT    Webcast: https://investors.camdenliving.com
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 1517857

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 168 properties containing 56,995 apartment homes across the United States. Upon completion of 4 properties currently under development, the Company’s portfolio will increase to 58,555 apartment homes in 172 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 19 consecutive years, most recently ranking #13. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Property revenues	$381,061	$395,676	$1,162,778	$1,182,750

Adjusted EBITDAre	223,440	225,753	667,670	680,389

Net income attributable to common shareholders	900,391	108,934	961,630	228,426
Per share - basic	8.79	1.00	9.31	2.10
Per share - diluted	8.71	1.00	9.26	2.10

Funds from operations	176,352	184,206	473,395	555,328
Per share - diluted	1.70	1.67	4.52	5.04

Core funds from operations	178,027	186,776	534,191	564,151
Per share - diluted	1.71	1.70	5.10	5.12

Core adjusted funds from operations	147,689	157,502	457,561	488,811
Per share - diluted	1.42	1.43	4.37	4.44

Dividends per share	1.06	1.05	3.18	3.15
Dividend payout ratio (FFO) (a)	62.4%	62.9%	63.7%	62.5%

Interest expensed	41,034	34,995	119,815	104,160
Interest capitalized	4,680	3,527	12,930	10,554
Total interest incurred	45,714	38,522	132,745	114,714

Net Debt to Annualized Adjusted EBITDAre (b)	4.0x	4.2x	4.6x	4.2x
Interest expense coverage ratio	5.4x	6.5x	5.6x	6.5x
Total interest coverage ratio	4.9x	5.9x	5.0x	5.9x
Fixed charge expense coverage ratio	5.4x	6.5x	5.6x	6.5x
Total fixed charge coverage ratio	4.9x	5.9x	5.0x	5.9x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.2x	3.7x	3.2x	3.7x

Same property NOI growth (c) (d)	(0.2)%	0.0%	(0.7)%	0.4%
(# of apartment homes included)	51,087	56,156	51,087	56,156

Same property turnover
Gross turnover of apartment homes (annualized)	53%	57%	48%	49%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	42%	44%	37%	38%

	As of September 30,		As of September 30,
	2026	2025	2026	2025
Total assets	$9,564,129	$9,055,166	$9,564,129	$9,055,166
Total debt	$4,228,277	$3,740,227	$4,228,277	$3,740,227
Common and common equivalent shares, outstanding end of period (e)	103,487	109,842	103,487	109,842
Share price, end of period	$96.73	$106.78	$96.73	$106.78
Book equity value, end of period (f)	$4,628,349	$4,611,775	$4,628,349	$4,611,775
Market equity value, end of period (g)	$10,010,298	$11,728,929	$10,010,298	$11,728,929

(a) Excludes approximately $53.0 million of certain legal costs related to a litigation settlement for the nine months ended September 30, 2026.
(b) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents and 1031 exchange proceeds included in Restricted Cash during the period. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.
(c) "Same Property" Communities are communities which were wholly-owned by the Company and stabilized since January 1, 2025, excluding communities under redevelopment and properties held for sale.
(d) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.
(e) Includes at September 30, 2026: 101,893 common shares (including 67 common share equivalents related to share awards) and 1,594 common share equivalents upon the assumed conversion of non-controlling units.
(f) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(g) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
OPERATING DATA

Property revenues (a)	$381,061	$395,676	$1,162,778	$1,182,750

Property expenses
Property operating and maintenance	93,674	96,646	275,156	279,375
Real estate taxes	47,115	49,050	146,646	149,413
Total property expenses	140,789	145,696	421,802	428,788

Non-property income
Fee and asset management	4,377	2,565	9,651	7,685
Interest and other income	3,709	78	4,091	156
Income/(loss) on deferred compensation plans	(2,481)	6,749	8,955	16,297
Total non-property income	5,605	9,392	22,697	24,138

Other expenses
Property management	8,544	8,863	28,936	28,457
Fee and asset management	856	965	3,357	2,277
General and administrative	18,193	17,835	55,246	53,779
Interest	41,034	34,995	119,815	104,160
Depreciation and amortization	160,032	159,474	467,166	460,834
Expense/(benefit) on deferred compensation plans	(2,481)	6,749	8,955	16,297
Other non-operating expenses	(1,000)	1,777	60,305	5,724
Total other expenses	225,178	230,658	743,780	671,528

Impairment associated with land development activities	(86,404)	—	(86,404)	—
Gain on sale of operating properties, including land	973,508	85,645	1,041,608	132,938
Income from continuing operations before income taxes	907,803	114,359	975,097	239,510
Income tax expense	(1,032)	(780)	(3,246)	(2,570)
Net income	906,771	113,579	971,851	236,940
Net income allocated to non-controlling interests	(6,380)	(4,645)	(10,221)	(8,514)
Net income attributable to common shareholders	$900,391	$108,934	$961,630	$228,426

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$906,771	$113,579	$971,851	$236,940
Other comprehensive income/(loss)
Reclassification of (gain)/loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	(376)	351	232	1,053
Comprehensive income	906,395	113,930	972,083	237,993
Net income allocated to non-controlling interests	(6,380)	(4,645)	(10,221)	(8,514)
Comprehensive income attributable to common shareholders	$900,015	$109,285	$961,862	$229,479

PER SHARE DATA

Total earnings per common share - basic	$8.79	$1.00	$9.31	$2.10
Total earnings per common share - diluted	8.71	1.00	9.26	2.10

Weighted average number of common shares outstanding:
Basic	102,163	108,524	103,101	108,564
Diluted	103,826	108,580	104,749	108,617

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2026, we recognized $381.1 million of property revenue which consisted of approximately $338.3 million of rental revenue and approximately $42.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $395.7 million recognized for the three months ended September 30, 2025, made up of approximately $351.5 million of rental revenue and approximately $44.2 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2026, we recognized $1,162.8 million of property revenue which consisted of approximately $1,032.8 million of rental revenue and approximately $130.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $1,182.8 million of property revenue recognized for the nine months ended September 30, 2025, made up of approximately $1,052.2 million of rental revenue and approximately $130.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $12.0 million and $11.8 million for the three months ended September 30, 2026 and 2025, respectively, and was $36.4 million and $34.8 million for the nine months ended September 30, 2026 and 2025, respectively.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$900,391	$108,934	$961,630	$228,426
Real estate depreciation and amortization	156,148	156,272	455,989	451,326
Income allocated to non-controlling interests	6,380	4,645	10,221	8,514
Impairment associated with land development activities	86,404	—	86,404	—
Gain on sale of operating properties	(972,971)	(85,645)	(1,040,849)	(132,938)
Funds from operations	$176,352	$184,206	$473,395	$555,328

Less: Gain on sale of land	(537)	—	(537)	—
Plus: Casualty-related expenses, net of (recoveries) (a)	—	(444)	(3,479)	(1,413)
Plus: Legal costs and settlements (b)(c)	(985)	2,151	50,619	6,334
Plus: Expensed transaction, development, and other pursuit costs (c)	3,233	695	9,312	3,658
Plus: Investment losses (b)	—	—	4,855	—
Plus: Other miscellaneous items (a)	(36)	168	26	244
Core funds from operations	$178,027	$186,776	$534,191	$564,151

Less: Recurring capitalized expenditures (d)	(30,338)	(29,274)	(76,630)	(75,340)

Core adjusted funds from operations	$147,689	$157,502	$457,561	$488,811

PER SHARE DATA
Funds from operations - diluted	$1.70	$1.67	$4.52	$5.04
Core funds from operations - diluted	1.71	1.70	5.10	5.12
Core adjusted funds from operations - diluted	1.42	1.43	4.37	4.44
Distributions declared per common share	1.06	1.05	3.18	3.15

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	103,826	110,174	104,749	110,211

PROPERTY DATA
Total operating properties (end of period) (e)	168	174	168	174
Total operating apartment homes in operating properties (end of period) (e)	56,995	59,416	56,995	59,416
Total operating apartment homes (weighted average)	57,807	59,059	58,250	59,255

(a) Non-core adjustment generally recorded within Property NOI.

(b) Non-core adjustment generally recorded within Other Non-Operating Expenses.

(c) Non-core adjustment generally recorded within General and Administrative Expenses.

(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(e) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 24 - 27 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025
ASSETS
Real estate assets, at cost
Land	$1,746,214	$1,695,652	$1,784,349	$1,787,445	$1,791,077
Buildings and improvements	11,644,192	11,271,829	11,801,301	11,792,960	11,812,521
	13,390,406	12,967,481	13,585,650	13,580,405	13,603,598
Accumulated depreciation	(5,157,790)	(5,014,551)	(5,407,880)	(5,296,061)	(5,234,087)
Net operating real estate assets	8,232,616	7,952,930	8,177,770	8,284,344	8,369,511
Properties under development and land	402,848	500,116	457,994	419,227	384,124
Total real estate assets	8,635,464	8,453,046	8,635,764	8,703,571	8,753,635
Accounts receivable – affiliates	8,053	8,053	8,076	8,884	8,889
Other assets, net (a)	313,260	314,199	285,493	293,292	255,333
Cash and cash equivalents	168,704	44,717	40,684	25,203	25,931
Restricted cash	438,648	10,717	89,610	12,039	11,378
Real estate and other assets held for sale	—	625,348	—	—	—
Total assets	$9,564,129	$9,456,080	$9,059,627	$9,042,989	$9,055,166

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,921,524	$4,529,573	$3,931,761	$3,570,193	$3,409,691
Secured	306,753	318,755	318,708	330,597	330,536
Accounts payable and accrued expenses	209,089	248,434	269,623	248,087	232,960
Accrued real estate taxes	129,373	99,264	59,818	92,382	129,697
Distributions payable	109,651	110,389	112,156	114,971	115,518
Other liabilities (b)	259,390	264,968	262,710	248,506	224,989
Liabilities held for sale	—	6,382	—	—	—
Total liabilities	4,935,780	5,577,765	4,954,776	4,604,736	4,443,391

Equity
Common shares of beneficial interest	1,157	1,157	1,157	1,157	1,157
Additional paid-in capital	5,957,428	5,953,409	5,948,511	5,948,938	5,945,277
Distributions in excess of net income attributable to common shareholders	(334,938)	(1,127,157)	(1,037,252)	(969,240)	(1,011,983)
Treasury shares	(1,078,576)	(1,028,058)	(886,052)	(620,497)	(400,185)
Accumulated other comprehensive income (c)	2,397	2,773	2,522	2,165	2,027
Total common equity	4,547,468	3,802,124	4,028,886	4,362,523	4,536,293
Non-controlling interests	80,881	76,191	75,965	75,730	75,482
Total equity	4,628,349	3,878,315	4,104,851	4,438,253	4,611,775
Total liabilities and equity	$9,564,129	$9,456,080	$9,059,627	$9,042,989	$9,055,166

(a) Includes net deferred charges of:	$6,765	$7,363	$7,969	$534	$1,296

(b) Includes deferred revenues of:	$1,056	$1,170	$1,277	$614	$624

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2026 (in apartment homes)

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Grand Total
D.C. Metro (a)	6,194	—	—	—	6,194
Houston, TX	7,278	929	—	—	8,207
Phoenix, AZ	4,094	320	—	—	4,414
Dallas, TX	5,424	349	—	—	5,773
SE Florida	3,050	—	—	—	3,050
Orlando, FL	3,954	610	—	—	4,564
Atlanta, GA	4,270	269	—	—	4,539
Tampa, FL	3,104	656	—	—	3,760
Charlotte, NC	3,510	343	—	769	4,622
Denver, CO	2,873	—	—	—	2,873
Raleigh, NC	2,892	780	369	398	4,439
Austin, TX	3,686	352	—	—	4,038
Nashville, TN	758	931	—	393	2,082
Total Portfolio	51,087	5,539	369	1,560	58,555

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION			WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (c)

	"Same Property" Communities	Operating Communities (b)	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025
D.C. Metro (a)	15.8%	13.9%	96.2%	96.5%	95.7%	96.1%	96.7%
Houston, TX	11.1%	11.2%	94.8%	94.7%	93.8%	94.2%	94.8%
Phoenix, AZ	9.1%	8.7%	95.7%	95.9%	95.6%	95.0%	94.9%
Dallas, TX	8.2%	7.7%	95.2%	95.1%	94.3%	94.9%	95.4%
SE Florida	8.1%	7.3%	95.5%	95.9%	95.8%	95.2%	95.2%
Orlando, FL	7.7%	7.8%	95.6%	96.0%	96.1%	96.1%	95.9%
Atlanta, GA	8.2%	7.7%	95.7%	95.5%	95.3%	95.2%	95.8%
Tampa, FL	7.0%	7.4%	95.3%	95.5%	95.9%	94.9%	94.9%
Charlotte, NC	6.8%	6.5%	95.6%	95.0%	94.5%	94.6%	95.1%
Denver, CO	6.3%	5.5%	96.0%	96.2%	94.7%	95.1%	96.6%
Raleigh, NC	5.0%	6.1%	94.5%	94.7%	94.1%	94.5%	95.4%
Austin, TX	5.2%	4.9%	96.3%	96.1%	96.0%	95.5%	95.2%
Nashville, TN	1.5%	2.5%	93.9%	94.8%	93.1%	93.6%	94.8%
Los Angeles/Orange County, CA	—%	1.4%	—%	—%	—%	—%	—%
San Diego/Inland Empire, CA	—%	1.4%	—%	—%	—%	—%	—%
Total Portfolio	100.0%	100.0%	95.5%	95.5%	95.0%	95.0%	95.5%

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments, if any.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2026	2025	Change	2026	2025	Change
"Same Property" Communities (a)	51,087	$332,846	$333,258	($412)	$996,340	$996,532	($192)
Non-"Same Property" Communities (b)	5,539	32,447	17,524	14,923	73,895	45,065	28,830
Development and Lease-Up Communities (c)	1,929	2,347	790	1,557	5,274	1,108	4,166
Disposition/Other (d)	—	13,421	44,104	(30,683)	87,269	140,045	(52,776)
Total Property Revenues	58,555	$381,061	$395,676	($14,615)	$1,162,778	$1,182,750	($19,972)

Property Expenses
"Same Property" Communities (a)	51,087	$121,921	$122,006	($85)	$363,342	$358,866	$4,476
Non-"Same Property" Communities (b)	5,539	12,362	7,001	5,361	29,070	18,671	10,399
Development and Lease-Up Communities (c)	1,929	892	539	353	2,071	800	1,271
Disposition/Other (d)	—	5,614	16,150	(10,536)	27,319	50,451	(23,132)
Total Property Expenses	58,555	$140,789	$145,696	($4,907)	$421,802	$428,788	($6,986)

Property Net Operating Income
"Same Property" Communities (a)	51,087	$210,925	$211,252	($327)	$632,998	$637,666	($4,668)
Non-"Same Property" Communities (b)	5,539	20,085	10,523	9,562	44,825	26,394	18,431
Development and Lease-Up Communities (c)	1,929	1,455	251	1,204	3,203	308	2,895
Disposition/Other (d)	—	7,807	27,954	(20,147)	59,950	89,594	(29,644)
Total Property Net Operating Income	58,555	$240,272	$249,980	($9,708)	$740,976	$753,962	($12,986)

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures which improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is beneficial as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2025, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2025, excluding communities held for sale.

(d) "Disposition/Other" includes communities disposed of or held for sale which are not classified as discontinued operations, non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including net above/below market leases, casualty-related expenses, net of recoveries, and severance related costs.

CAMDEN	COMPONENTS OF PROPERTY
SEQUENTIAL NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

		Three Months Ended
	Apartment	September 30,	June 30,	March 31,	December 31,	September 30,
Property Revenues	Homes	2026	2026	2026	2025	2025
"Same Property" Communities (a)	51,087	$332,846	$332,924	$330,570	$330,348	$333,258
Non-"Same Property" Communities (b)	5,539	32,447	21,977	19,471	18,159	17,524
Development and Lease-Up Communities (c)	1,929	2,347	1,646	1,281	1,077	790
Disposition/Other (d)	—	13,421	36,397	37,451	41,210	44,104
Total Property Revenues	58,555	$381,061	$392,944	$388,773	$390,794	$395,676

Property Expenses
"Same Property" Communities (a)	51,087	$121,921	$123,208	$118,213	$115,962	$122,006
Non-"Same Property" Communities (b)	5,539	12,362	8,557	8,151	6,886	7,001
Development and Lease-Up Communities (c)	1,929	892	604	575	701	539
Disposition/Other (d)	—	5,614	8,575	13,130	14,373	16,150
Total Property Expenses	58,555	$140,789	$140,944	$140,069	$137,922	$145,696

Property Net Operating Income
"Same Property" Communities (a)	51,087	$210,925	$209,716	$212,357	$214,386	$211,252
Non-"Same Property" Communities (b)	5,539	20,085	13,420	11,320	11,273	10,523
Development and Lease-Up Communities (c)	1,929	1,455	1,042	706	376	251
Disposition/Other (d)	—	7,807	27,822	24,321	26,837	27,954
Total Property Net Operating Income	58,555	$240,272	$252,000	$248,704	$252,872	$249,980

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures which improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is beneficial as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2025, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2025, excluding communities held for sale.

(d) "Disposition/Other" includes communities disposed of or held for sale which are not classified as discontinued operations, non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses, including net above/below market leases, casualty-related expenses, net of recoveries, and severance related costs.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2026
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	3Q26	3Q25	Growth	3Q26	3Q25	Growth	3Q26	3Q25	Growth
D.C. Metro	6,194	$49,337	$49,263	0.2%	$16,035	$15,601	2.8%	$33,302	$33,662	(1.1)%
Houston, TX	7,278	40,848	40,592	0.6%	17,486	17,313	1.0%	23,362	23,279	0.4%
Phoenix, AZ	4,094	27,351	27,320	0.1%	8,057	7,953	1.3%	19,294	19,367	(0.4)%
SE Florida	3,050	27,060	26,630	1.6%	9,905	10,110	(2.0)%	17,155	16,520	3.8%
Atlanta, GA	4,270	27,696	27,293	1.5%	10,334	10,711	(3.5)%	17,362	16,582	4.7%
Dallas, TX	5,424	31,277	31,037	0.8%	14,064	13,200	6.5%	17,213	17,837	(3.5)%
Orlando, FL	3,954	25,174	25,348	(0.7)%	8,900	8,877	0.3%	16,274	16,471	(1.2)%
Tampa, FL	3,104	23,271	23,568	(1.3)%	8,486	8,855	(4.2)%	14,785	14,713	0.5%
Charlotte, NC	3,510	20,840	20,902	(0.3)%	6,604	6,530	1.1%	14,236	14,372	(0.9)%
Denver, CO	2,873	19,769	20,805	(5.0)%	6,505	6,562	(0.9)%	13,264	14,243	(6.9)%
Raleigh, NC	2,892	15,758	15,799	(0.3)%	5,325	5,469	(2.6)%	10,433	10,330	1.0%
Austin, TX	3,686	19,448	19,522	(0.4)%	8,446	9,161	(7.8)%	11,002	10,361	6.2%
Nashville, TN	758	5,017	5,179	(3.1)%	1,774	1,664	6.6%	3,243	3,515	(7.7)%

Total Same Property	51,087	$332,846	$333,258	(0.1)%	$121,921	$122,006	(0.1)%	$210,925	$211,252	(0.2)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	3Q26	3Q25	Growth	3Q26	3Q25	Growth	3Q26	3Q25	Growth
D.C. Metro	15.8%	96.2%	96.7%	(0.5)%	$2,403	$2,387	0.7%	$2,759	$2,741	0.7%
Houston, TX	11.1%	95.1%	94.7%	0.4%	1,657	1,658	(0.1)%	1,967	1,963	0.2%
Phoenix, AZ	9.1%	95.9%	94.9%	1.0%	1,947	1,972	(1.3)%	2,323	2,344	(0.9)%
SE Florida	8.1%	95.5%	95.2%	0.3%	2,713	2,704	0.3%	3,096	3,057	1.3%
Atlanta, GA	8.2%	95.6%	95.8%	(0.2)%	1,922	1,907	0.8%	2,262	2,224	1.7%
Dallas, TX	8.2%	95.2%	95.4%	(0.2)%	1,735	1,732	0.2%	2,019	1,999	1.0%
Orlando, FL	7.7%	95.8%	95.9%	(0.1)%	1,912	1,926	(0.7)%	2,214	2,228	(0.6)%
Tampa, FL	7.0%	95.2%	95.4%	(0.2)%	2,277	2,328	(2.2)%	2,624	2,652	(1.1)%
Charlotte, NC	6.8%	95.7%	95.1%	0.6%	1,780	1,802	(1.2)%	2,068	2,087	(0.9)%
Denver, CO	6.3%	96.0%	96.6%	(0.6)%	2,101	2,145	(2.1)%	2,388	2,499	(4.4)%
Raleigh, NC	5.0%	95.4%	95.6%	(0.2)%	1,613	1,612	0.1%	1,904	1,905	(0.1)%
Austin, TX	5.2%	96.3%	95.2%	1.1%	1,537	1,579	(2.7)%	1,826	1,854	(1.5)%
Nashville, TN	1.5%	94.4%	95.4%	(1.0)%	2,154	2,224	(3.1)%	2,338	2,388	(2.1)%

Total Same Property	100.0%	95.6%	95.5%	0.1%	$1,951	$1,961	(0.5)%	$2,270	$2,275	(0.2)%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2026
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)(b)	Included	3Q26	2Q26	Growth	3Q26	2Q26	Growth	3Q26	2Q26	Growth
D.C. Metro	6,194	$49,337	$49,373	(0.1)%	$16,035	$15,969	0.4%	$33,302	$33,404	(0.3)%
Houston, TX	7,278	40,848	40,872	(0.1)%	17,486	17,982	(2.8)%	23,362	22,890	2.1%
Phoenix, AZ	4,094	27,351	27,353	0.0%	8,057	8,063	(0.1)%	19,294	19,290	0.0%
SE Florida	3,050	27,060	27,034	0.1%	9,905	9,903	0.0%	17,155	17,131	0.1%
Atlanta, GA	4,270	27,696	27,471	0.8%	10,334	11,132	(7.2)%	17,362	16,339	6.3%
Dallas, TX	5,424	31,277	31,122	0.5%	14,064	13,213	6.4%	17,213	17,909	(3.9)%
Orlando, FL	3,954	25,174	25,152	0.1%	8,900	8,879	0.2%	16,274	16,273	0.0%
Tampa, FL	3,104	23,271	23,449	(0.8)%	8,486	8,029	5.7%	14,785	15,420	(4.1)%
Charlotte, NC	3,510	20,840	20,805	0.2%	6,604	6,459	2.2%	14,236	14,346	(0.8)%
Denver, CO	2,873	19,769	19,868	(0.5)%	6,505	6,719	(3.2)%	13,264	13,149	0.9%
Raleigh, NC	2,892	15,758	15,774	(0.1)%	5,325	6,029	(11.7)%	10,433	9,745	7.1%
Austin, TX	3,686	19,448	19,521	(0.4)%	8,446	8,924	(5.4)%	11,002	10,597	3.8%
Nashville, TN	758	5,017	5,130	(2.2)%	1,774	1,907	(7.0)%	3,243	3,223	0.6%

Total Same Property	51,087	$332,846	$332,924	0.0%	$121,921	$123,208	(1.0)%	$210,925	$209,716	0.6%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	3Q26	2Q26	Growth	3Q26	2Q26	Growth	3Q26	2Q26	Growth
D.C. Metro	15.8%	96.2%	96.5%	(0.3)%	$2,403	$2,392	0.5%	$2,759	$2,752	0.2%
Houston, TX	11.1%	95.1%	95.1%	0.0%	1,657	1,650	0.4%	1,967	1,969	(0.1)%
Phoenix, AZ	9.1%	95.9%	95.9%	0.0%	1,947	1,952	(0.3)%	2,323	2,324	0.0%
SE Florida	8.1%	95.5%	95.9%	(0.4)%	2,713	2,701	0.4%	3,096	3,081	0.5%
Atlanta, GA	8.2%	95.6%	95.5%	0.1%	1,922	1,913	0.5%	2,262	2,246	0.7%
Dallas, TX	8.2%	95.2%	95.1%	0.1%	1,735	1,727	0.5%	2,019	2,011	0.4%
Orlando, FL	7.7%	95.8%	96.2%	(0.4)%	1,912	1,909	0.2%	2,214	2,204	0.5%
Tampa, FL	7.0%	95.2%	95.5%	(0.3)%	2,277	2,291	(0.6)%	2,624	2,636	(0.5)%
Charlotte, NC	6.8%	95.7%	95.0%	0.7%	1,780	1,779	0.1%	2,068	2,080	(0.5)%
Denver, CO	6.3%	96.0%	96.2%	(0.2)%	2,101	2,104	(0.1)%	2,388	2,397	(0.3)%
Raleigh, NC	5.0%	95.4%	95.9%	(0.5)%	1,613	1,604	0.6%	1,904	1,896	0.4%
Austin, TX	5.2%	96.3%	96.0%	0.3%	1,537	1,540	(0.2)%	1,826	1,839	(0.7)%
Nashville, TN	1.5%	94.4%	95.8%	(1.4)%	2,154	2,156	(0.1)%	2,338	2,357	(0.8)%

Total Same Property	100.0%	95.6%	95.7%	(0.1)%	$1,951	$1,947	0.2%	$2,270	$2,269	0.1%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2026
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)(b)	Included	2026	2025	Growth	2026	2025	Growth	2026	2025	Growth
D.C. Metro	6,194	$147,573	$146,071	1.0%	$47,642	$45,982	3.6%	$99,931	$100,089	(0.2)%
Houston, TX	7,278	121,969	121,652	0.3%	53,240	52,736	1.0%	68,729	68,916	(0.3)%
Phoenix, AZ	4,094	81,957	82,193	(0.3)%	23,791	23,176	2.7%	58,166	59,017	(1.4)%
SE Florida	3,050	80,995	79,716	1.6%	29,479	29,778	(1.0)%	51,516	49,938	3.2%
Atlanta, GA	4,270	82,477	81,226	1.5%	31,812	28,990	9.7%	50,665	52,236	(3.0)%
Dallas, TX	5,424	93,161	93,032	0.1%	40,264	39,588	1.7%	52,897	53,444	(1.0)%
Orlando, FL	3,954	75,545	75,824	(0.4)%	26,652	27,743	(3.9)%	48,893	48,081	1.7%
Tampa, FL	3,104	70,330	71,007	(1.0)%	25,091	25,302	(0.8)%	45,239	45,705	(1.0)%
Charlotte, NC	3,510	62,196	62,565	(0.6)%	19,279	19,249	0.2%	42,917	43,316	(0.9)%
Denver, CO	2,873	59,366	61,729	(3.8)%	18,668	19,026	(1.9)%	40,698	42,703	(4.7)%
Raleigh, NC	2,892	47,118	47,280	(0.3)%	16,296	15,789	3.2%	30,822	31,491	(2.1)%
Austin, TX	3,686	58,421	58,824	(0.7)%	25,839	26,749	(3.4)%	32,582	32,075	1.6%
Nashville, TN	758	15,232	15,413	(1.2)%	5,289	4,758	11.2%	9,943	10,655	(6.7)%

Total Same Property	51,087	$996,340	$996,532	0.0%	$363,342	$358,866	1.2%	$632,998	$637,666	(0.7)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2026	2025	Growth	2026	2025	Growth	2026	2025	Growth
D.C. Metro	15.8%	96.1%	97.0%	(0.9)%	$2,393	$2,356	1.6%	$2,753	$2,700	1.9%
Houston, TX	10.9%	94.8%	94.9%	(0.1)%	1,653	1,657	(0.2)%	1,965	1,957	0.4%
Phoenix, AZ	9.2%	95.8%	95.0%	0.8%	1,952	1,981	(1.5)%	2,321	2,348	(1.1)%
SE Florida	8.1%	95.7%	95.3%	0.4%	2,704	2,700	0.1%	3,083	3,048	1.2%
Atlanta, GA	8.0%	95.5%	95.4%	0.1%	1,914	1,902	0.6%	2,248	2,216	1.4%
Dallas, TX	8.4%	94.9%	95.3%	(0.4)%	1,728	1,732	(0.2)%	2,011	2,001	0.5%
Orlando, FL	7.7%	96.0%	95.8%	0.2%	1,910	1,924	(0.7)%	2,211	2,225	(0.6)%
Tampa, FL	7.1%	95.5%	95.8%	(0.3)%	2,290	2,322	(1.4)%	2,635	2,654	(0.7)%
Charlotte, NC	6.8%	95.1%	95.2%	(0.1)%	1,781	1,798	(0.9)%	2,071	2,080	(0.5)%
Denver, CO	6.4%	95.7%	96.2%	(0.5)%	2,106	2,142	(1.7)%	2,400	2,481	(3.3)%
Raleigh, NC	4.9%	95.3%	95.7%	(0.4)%	1,606	1,610	(0.2)%	1,900	1,898	0.1%
Austin, TX	5.1%	96.1%	94.7%	1.4%	1,542	1,598	(3.5)%	1,832	1,872	(2.1)%
Nashville, TN	1.6%	94.8%	94.2%	0.6%	2,160	2,230	(3.1)%	2,354	2,398	(1.8)%

Total Same Property	100.0%	95.5%	95.5%	0.0%	$1,949	$1,958	(0.5)%	$2,268	$2,268	0.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other miscellaneous revenues and expenses, including the amortization of net above/below market leases, casualty-related expenses net of recoveries, and severance related costs.

(c) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2026
(In thousands)

(Unaudited)

					% of Actual
					3Q26 Operating
Quarterly Comparison (a) (b)	3Q26	3Q25	$ Change	% Change	Expenses

Property Taxes	$40,883	$41,128	($245)	(0.6)%	33.5%
Salaries and Benefits for On-site Employees	22,777	23,535	(758)	(3.2)%	18.8%
Utilities	25,248	23,536	1,712	7.3%	20.7%
Repairs and Maintenance	16,028	15,721	307	2.0%	13.1%
Property Insurance	6,439	7,879	(1,440)	(18.3)%	5.3%
General and Administrative	5,774	5,804	(30)	(0.5)%	4.7%
Marketing and Leasing	3,955	3,594	361	10.0%	3.2%
Other	817	809	8	1.0%	0.7%

Total Same Property	$121,921	$122,006	($85)	(0.1)%	100.0%

					% of Actual
					3Q26 Operating
Sequential Comparison (a) (b)	3Q26	2Q26	$ Change	% Change	Expenses

Property Taxes	$40,883	$42,527	($1,644)	(3.9)%	33.5%
Salaries and Benefits for On-site Employees	22,777	23,916	(1,139)	(4.8)%	18.8%
Utilities	25,248	23,958	1,290	5.4%	20.7%
Repairs and Maintenance	16,028	16,082	(54)	(0.3)%	13.1%
Property Insurance	6,439	6,930	(491)	(7.1)%	5.3%
General and Administrative	5,774	5,715	59	1.0%	4.7%
Marketing and Leasing	3,955	3,227	728	22.6%	3.2%
Other	817	853	(36)	(4.2)%	0.7%

Total Same Property	$121,921	$123,208	($1,287)	(1.0)%	100.0%

					% of Actual
					2026 Operating
Year to Date Comparison (a) (b)	2026	2025	$ Change	% Change	Expenses

Property Taxes	$125,582	$124,467	$1,115	0.9%	34.6%
Salaries and Benefits for On-site Employees	69,170	68,314	856	1.3%	19.0%
Utilities	72,777	70,128	2,649	3.8%	20.0%
Repairs and Maintenance	45,927	45,813	114	0.2%	12.6%
Property Insurance	20,535	21,969	(1,434)	(6.5)%	5.7%
General and Administrative	17,475	17,254	221	1.3%	4.8%
Marketing and Leasing	9,400	8,456	944	11.2%	2.6%
Other	2,476	2,465	11	0.4%	0.7%

Total Same Property	$363,342	$358,866	$4,476	1.2%	100.0%

(a) "Same Property" Communities are communities we wholly-owned and were stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) "Same Property" results exclude results from other expenses, including casualty-related expenses net of recoveries and severance related costs.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2026 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Cost to			Construction	Initial	Construction	Stabilized	As of 10/31/2026
		Homes	Date			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Village District	369	$139.6			2Q22	1Q25	3Q25	1Q27	88%	89%
	Raleigh, NC

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/31/2026
Development Communities		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden South Charlotte	420	$155.0	$142.1	$56.5	2Q24	2Q26	2Q27	4Q28	24%	20%
	Charlotte, NC
2.	Camden Blakeney	349	149.0	129.7	96.2	2Q24	3Q26	3Q27	3Q28	8%	5%
	Charlotte, NC
3.	Camden Nations	393	184.0	114.8	114.8	1Q25	1Q28	3Q28	2Q30
	Nashville, TN
4.	Camden RTP	398	130.0	22.1	22.1	3Q26	2Q29	4Q29	3Q31
	Morrisville, NC

Total Development Communities		1,560	$618.0	$408.7	$289.6					17%	13%

Additional Development Pipeline and Land(a)					113.2

Total Properties Under Development and Land (per Balance Sheet)					$402.8

NOI Contribution from Development Communities ($ in millions)								Cost to Date	3Q26 NOI
Completed Communities in Lease-Up								$139.6	$1.3
Development Communities in Lease-Up								271.8	0.2
Total Development Communities NOI Contribution								$411.4	$1.5

(a) Please refer to the Development Pipeline Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF SEPTEMBER 30, 2026 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Riverview	765	$242.0	$34.8
	Tampa, FL
2.	Camden Palm River	356	120.0	19.3
	Tampa, FL

Development Pipeline		1,121	$362.0	$54.1

Other (b)				$59.1

Total Development Pipeline and Land				$113.2

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasts and estimates routinely require adjustment.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2026 ACQUISITION & DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2026 Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden RTP	Morrisville, NC	$19.0	17.9	5/25/2026
2.	Camden Riverview	Tampa, FL	26.0	64.4	5/27/2026
3.	Camden Palm River	Tampa, FL	18.3	18.6	8/26/2026

Total Land Acquisitions			$63.3	100.9 Acres

2026 Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Alpharetta	Alpharetta, GA	$89.0	269 Homes	$2,014	2020	4/30/2026
2.	Camden Narcoossee*	Orlando, FL	82.3	288 Homes	1,984	2018	4/30/2026
3.	Camden Franklin	Franklin, TN	54.3	196 Homes	1,767	2014	6/16/2026
4.	Camden Roanoke	Roanoke, TX	99.1	349 Homes	1,954	2024	6/23/2026
5.	Camden Gilbert	Gilbert, AZ	124.6	320 Homes	2,263	2022	6/30/2026
6.	Camden Brandon	Tampa, FL	82.1	296 Homes	1,987	2022	7/9/2026
7.	Camden LoSo	Charlotte, NC	114.0	343 Homes	1,936	2024	7/16/2026
8.	Camden Gulch	Nashville, TN	109.1	300 Homes	2,282	2022	8/27/2026

Total/Average Acquisitions			$754.5	2,361 Homes	$2,034	2021

*	Formerly known as Camden at Lake Nona

2026 Dispositions		Location	Sales Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Valley Park	Irving, TX	$77.0	516 Homes	$1,371	1986	2/18/2026
2.	Camden Crown Valley	Mission Viejo, CA	180.0	380 Homes	2,928	2001	7/29/2026
3.	Camden Glendale	Glendale, CA	136.0	307 Homes	2,841	2015	7/29/2026
4.	Camden Harbor View	Long Beach, CA	233.0	559 Homes	2,947	2004/2016	7/29/2026
5.	Camden Hillcrest	San Diego, CA	73.0	132 Homes	3,705	2021	7/29/2026
6.	Camden Landmark	Ontario, CA	177.0	469 Homes	2,347	2006	7/29/2026
7.	Camden Main and Jamboree	Irvine, CA	139.0	290 Homes	2,879	2008	7/29/2026
8.	Camden Old Creek	San Marcos, CA	176.0	350 Homes	3,067	2007	7/29/2026
9.	Camden Sierra at Otay Ranch	Chula Vista, CA	196.0	422 Homes	2,926	2003	7/29/2026
10.	The Camden	Costa Mesa, CA	141.0	287 Homes	2,891	2016	7/29/2026
11.	Camden Tuscany	San Diego, CA	72.0	160 Homes	3,187	2003	7/29/2026
12.	Camden Vineyards	Murrieta, CA	102.0	264 Homes	2,479	2002	7/29/2026

Total/Average California Dispositions			$1,625.0	3,620 Homes	$2,862	2007

Total/Average Dispositions			$1,702.0	4,136 Homes	$2,676	2006

2026 Land Dispositions		Location	Sales Price	Acres	Closing Date
1.	Camden Arts District	Los Angeles, CA	$10.7	2.6	10/30/2026

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2026:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2026	($1,083)	$—	$500,266	$499,183	11.8%	5.2%
2027	(3,521)	174,900	350,000	521,379	12.3%	4.6%
2028	(2,693)	132,025	440,000	569,332	13.5%	3.8%
2029	(2,306)	—	600,000	597,694	14.1%	3.3%
2030	(1,506)	—	750,000	748,494	17.7%	2.9%
2031	(1,272)	—	—	(1,272)	—%	—%
2032	(1,336)	—	—	(1,336)	—%	—%
2033	(1,403)	—	—	(1,403)	—%	—%
2034	(828)	—	400,000	399,172	9.4%	5.1%
2035	(839)	—	—	(839)	—%	—%
Thereafter	(2,127)	—	900,000	897,873	21.2%	4.5%
Total Maturing Debt	($18,914)	$306,925	$3,940,266	$4,228,277	100.0%	4.1%

Unsecured Line of Credit & Commercial Paper Program (c)	$—	$—	$—	$—	—%	—%
Total Debt	($18,914)	$306,925	$3,940,266	$4,228,277	100.0%	4.1%

Weighted Average Maturity of Debt (d)		5.0 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Maturity (d)
Floating rate debt	$889,235	21.0%	5.1%	0.4 Years
Fixed rate debt	3,339,042	79.0%	3.8%	6.2 Years
Total	$4,228,277	100.0%	4.1%	5.0 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity (d)
Unsecured debt	$3,921,524	92.7%	4.1%	5.3 Years
Secured debt	306,753	7.3%	3.9%	1.0 Years
Total	$4,228,277	100.0%	4.1%	5.0 Years

REAL ESTATE ASSETS: (e)	Total Homes	% of Total	Total Cost	% of Total	3Q26 NOI	% of Total
Unencumbered real estate assets	54,493	93.1%	$12,541,275	90.9%	$226,147	94.1%
Encumbered real estate assets	4,062	6.9%	1,251,979	9.1%	14,125	5.9%
Total	58,555	100.0%	$13,793,254	100.0%	$240,272	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.2x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Represents our commercial paper program. Under the terms of this program, we may issue up to a maximum aggregate amount of $600.0 million, which is backstopped by our $1.2 billion Line of Credit.

(d) Assumes Commercial Paper will be refinanced using our unsecured Line of Credit with exercisable extension options.

(e) Real estate assets include communities under development and properties held for sale.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2026 AND 2027:

		Future Scheduled Repayments(a)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2026	($1,083)	$—	$500,266	$499,183	5.2%
2026	($1,083)	$—	$500,266	$499,183	5.2%

1Q 2027	($995)	$58,100	$—	$57,105	4.0%
2Q 2027	(1,042)	51,350	—	50,308	3.8%
3Q 2027	(750)	48,950	350,000	398,200	4.8%
4Q 2027	(734)	16,500	—	15,766	3.8%
2027	($3,521)	$174,900	$350,000	$521,379	4.6%

(a) Maturities exclude unsecured Line of Credit and Commercial Paper Program.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	26%	Yes

Secured Debt to Gross Asset Value	<	40%	1%	Yes

Consolidated Adjusted EBITDAre to Total Fixed Charges	>	150%	460%	Yes

Unsecured Debt to Gross Asset Value	<	60%	26%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	29%	Yes

Total Secured Debt to Total Asset Value	<	40%	2%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	343%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	512%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third Quarter 2026
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$3,366	$58	$525	$9
Appliances	9	years	1,643	28	644	11
Painting	—		—	—	2,347	41
Cabinetry/Countertops	7	years	138	2	—	—
Other	8	years	2,450	42	2,005	35
Exteriors
Painting	6	years	1,070	19	—	—
Carpentry	10	years	134	2	—	—
Landscaping	5	years	957	17	3,439	59
Roofing	9	years	1,526	26	250	4
Site Drainage	10	years	89	2	—	—
Fencing/Stair	10	years	565	10	—	—
Other (b)	8	years	4,203	73	5,284	92
Common Areas
Mech., Elec., Plumbing	9	years	8,022	139	3,777	65
Parking/Paving	4	years	861	15	—	—
Pool/Exercise/Facility	5	years	5,314	92	640	11
Total Recurring (c)			$30,338	$525	$18,911	$327
Weighted Average Apartment Homes				57,807		57,807

Non-recurring & revenue enhancing capitalized expenditures (d)			$433

Reposition Expenditures (e)	10	years	$20,772	$35,267
Repositioned Apartment Homes				589

	Year to Date 2026
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	4	years	$8,332	$143	$1,479	$25
Appliances	9	years	4,609	79	1,806	31
Painting	—		—	—	6,055	104
Cabinetry/Countertops	7	years	560	10	—	—
Other	8	years	7,140	122	5,035	87
Exteriors
Painting	6	years	1,338	23	—	—
Carpentry	10	years	1,096	19	—	—
Landscaping	5	years	2,115	36	11,216	193
Roofing	9	years	7,096	122	901	15
Site Drainage	10	years	277	5	—	—
Fencing/Stair	10	years	1,574	27	—	—
Other (b)	8	years	11,453	197	16,034	275
Common Areas
Mech., Elec., Plumbing	9	years	20,200	347	10,955	188
Parking/Paving	4	years	1,403	24	—	—
Pool/Exercise/Facility	5	years	9,437	162	1,500	26
Total Recurring (c)			$76,630	$1,316	$54,981	$944
Weighted Average Apartment Homes				58,250		58,250

Non-recurring & revenue enhancing capitalized expenditures (d)			$1,389

Reposition Expenditures (e)	10	years	$62,706	$35,628
Repositioned Apartment Homes				1,760

(a) Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2026.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as our smart access solution, LED lighting programs, and other non-routine items.
(e) Represents capital expenditures for the three and nine months ended September 30, 2026 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as alternatives to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (calculated in accordance with accounting principles generally accepted in the United States of America ("GAAP"), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains and losses on dispositions of real estate, impairment write-downs of certain real estate assets, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for Non-Core Adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO and Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net income attributable to common shareholders	$900,391	$108,934	$961,630	$228,426
Real estate depreciation and amortization	156,148	156,272	455,989	451,326
Income allocated to non-controlling interests	6,380	4,645	10,221	8,514
Gain on sale of operating properties	(972,971)	(85,645)	(1,040,849)	(132,938)
Impairment associated with land development activities	86,404	—	86,404	—
Funds from operations	$176,352	$184,206	$473,395	$555,328

Less: Gain on sale of land	(537)	—	(537)	—
Plus: Casualty-related expenses, net of (recoveries)	—	(444)	(3,479)	(1,413)
Plus: Legal costs and settlements	(985)	2,151	50,619	6,334
Plus: Expensed transaction, development, and other pursuit costs	3,233	695	9,312	3,658
Plus: Investment losses	—	—	4,855	—
Plus: Other miscellaneous items	(36)	168	26	244
Core funds from operations	$178,027	$186,776	$534,191	$564,151

Less: Recurring capitalized expenditures	(30,338)	(29,274)	(76,630)	(75,340)

Core adjusted funds from operations	$147,689	$157,502	$457,561	$488,811

Weighted average number of common shares outstanding:
EPS diluted	103,826	108,580	104,749	108,617
FFO/Core FFO/Core AFFO diluted	103,826	110,174	104,749	110,211

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Total Earnings Per Common Share - Diluted	$8.71	$1.00	$9.26	$2.10
Real estate depreciation and amortization	1.53	1.41	4.38	4.08
Income allocated to non-controlling interests	—	0.04	—	0.07
Gain on sale of operating properties	(9.37)	(0.78)	(9.94)	(1.21)
Impairment associated with land development activities	0.83	—	0.82	—
FFO per common share - Diluted	$1.70	$1.67	$4.52	$5.04

Less: Gain on sale of land	(0.01)	—	(0.01)	—
Plus: Casualty-related expenses, net of (recoveries)	—	—	(0.03)	(0.01)
Plus: Legal costs and settlements	(0.01)	0.02	0.48	0.06
Plus: Expensed transaction, development, and other pursuit costs	0.03	0.01	0.09	0.03
Plus: Investment losses	—	—	0.05	—
Plus: Other miscellaneous items	—	—	—	—
Core FFO per common share - Diluted	$1.71	$1.70	$5.10	$5.12

Less: Recurring capitalized expenditures	(0.29)	(0.27)	(0.73)	(0.68)

Core AFFO per common share - Diluted	$1.42	$1.43	$4.37	$4.44

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	4Q26	Range	2026	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.12	$0.16	$9.42	$9.46
Expected real estate depreciation and amortization	1.48	1.48	5.84	5.84
Expected income allocated to non-controlling interests	0.01	0.01	0.01	0.01
Expected (gain) on sale of operating properties	—	—	(9.97)	(9.97)
Expected Impairment associated with land development activities	—	—	0.83	0.83
Expected FFO per share - diluted	$1.61	$1.65	$6.13	$6.17
Anticipated Adjustments to FFO	0.02	0.02	0.60	0.60
Expected Core FFO per share - diluted	$1.63	$1.67	$6.73	$6.77

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less total property expenses. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Net income	$906,771	$113,579	$971,851	$236,940
Less: Fee and asset management income	(4,377)	(2,565)	(9,651)	(7,685)
Less: Interest and other income	(3,709)	(78)	(4,091)	(156)
Less: Income/(loss) on deferred compensation plans	2,481	(6,749)	(8,955)	(16,297)
Plus: Property management expense	8,544	8,863	28,936	28,457
Plus: Fee and asset management expense	856	965	3,357	2,277
Plus: General and administrative expense	18,193	17,835	55,246	53,779
Plus: Interest expense	41,034	34,995	119,815	104,160
Plus: Depreciation and amortization expense	160,032	159,474	467,166	460,834
Plus: Expense/(benefit) on deferred compensation plans	(2,481)	6,749	8,955	16,297
Plus: Other non-operating expenses	(1,000)	1,777	60,305	5,724
Plus: Impairment associated with land development activities	86,404	—	86,404	—
Less: Gain on sale of operating properties, including land	(973,508)	(85,645)	(1,041,608)	(132,938)
Plus: Income tax expense	1,032	780	3,246	2,570
NOI	$240,272	$249,980	$740,976	$753,962

"Same Property" Communities	$210,925	$211,252	$632,998	$637,666
Non-"Same Property" Communities	20,085	10,523	44,825	26,394
Development and Lease-Up Communities	1,455	251	3,203	308
Disposition/Other	7,807	27,954	59,950	89,594
NOI	$240,272	$249,980	$740,976	$753,962

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains from the sale of certain real estate assets, including gains/losses on change of control, plus impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions, and impairment write-downs of certain real estate assets. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results or 1.33 for 9 month results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Net income	$906,771	$113,579	$971,851	$236,940
Plus: Interest expense	41,034	34,995	119,815	104,160
Plus: Depreciation and amortization expense	160,032	159,474	467,166	460,834
Plus: Income tax expense	1,032	780	3,246	2,570
Less: Gain on sale of operating properties, including land	(973,508)	(85,645)	(1,041,608)	(132,938)
Plus: Impairment associated with land development activities	86,404	—	86,404	—
EBITDAre	$221,765	$223,183	$606,874	$671,566

Less: Gain on sale of land	(537)	—	(537)	—
Plus: Casualty-related expenses, net of (recoveries)	—	(444)	(3,479)	(1,413)
Plus: Legal costs and settlements	(985)	2,151	50,619	6,334
Plus: Expensed transaction, development, and other pursuit costs	3,233	695	9,312	3,658
Plus: Investment losses	—	—	4,855	—
Plus: Other miscellaneous items	(36)	168	26	244
Adjusted EBITDAre	$223,440	$225,753	$667,670	$680,389
Annualized Adjusted EBITDAre	$893,760	$903,012	$890,227	$907,185

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents and 1031 exchange proceeds included in restricted cash during the period. The following tables reconcile average Total Debt to Net Debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Unsecured notes payable	$3,921,610	$3,433,812	$4,063,646	$3,450,842
Secured notes payable	314,770	330,516	320,055	330,456
Total average debt	4,236,380	3,764,328	4,383,701	3,781,298
Less: Average cash and cash equivalents	(180,416)	(11,741)	(74,012)	(14,063)
Less: 1031 exchange proceeds included in restricted cash	(465,392)	—	(172,145)	—
Net Debt	$3,590,572	$3,752,587	$4,137,544	$3,767,235

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
Net Debt	$3,590,572	$3,752,587	$4,137,544	$3,767,235
Annualized Adjusted EBITDAre	893,760	903,012	890,227	907,185
Net Debt to Annualized Adjusted EBITDAre	4.0x	4.2x	4.6x	4.2x

CAMDEN	OTHER DEFINITIONS

(Unaudited)

Core FFO: Represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of recoveries, severance, legal costs and settlements, net of recoveries, loss on early retirement of debt, expensed transaction, development and other pursuit costs, net above/below market lease amortization, advocacy contributions, and miscellaneous income/expense adjustments.
Development Communities: Non-stabilized communities which are under development or have been recently developed, excluding properties held for sale.
Effective Blended Lease Rates: Average change in same property combined new lease and renewal rates versus expiring lease rates when effective, regardless of lease term. Effective blended lease rates are the weighted average of effective new lease rates and effective renewal rates achieved.
Effective New Lease Rates: Average change in same property new lease rates versus expiring lease rates when effective, regardless of lease term.
Effective Renewal Rates: Average change in same property renewal rates versus expiring lease rates when effective, regardless of lease term.
Encumbered Real Estate Assets: Assets subject to a mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Gross Turnover: Total resident moveouts for the period annualized as a percentage of total apartment homes.
Held for Sale Communities: Communities and associated non-multifamily rental communities we wholly-owned and were stabilized since January 1, 2025, which met the held for sale criteria, but did not meet the criteria to be classified as discontinued operations.
Lease-Up Communities: Non-stabilized communities which are in the leasing process and have not yet reached a stabilized level of occupancy.
Net Debt: Average monthly balance of total debt during the period, less the average monthly balance of cash and cash equivalents and 1031 exchange proceeds included in restricted cash during the period.
Net Turnover: Total resident move-outs excluding on-site transfers and transfers to other Camden communities for the period annualized as a percentage of total apartment homes.
Non-Core Adjustments: Items not considered part of our core business operations. Items recorded to General and Administrative Expenses generally include severance, legal costs and settlements, net of recoveries, and expensed transaction, development, and other pursuit costs. Items recorded to Property Management Expenses may include advocacy contributions. Items recorded to Interest and Other Income may include miscellaneous income/expense adjustments. Items recorded to Property Revenues may include net above/below market lease amortization. Items recorded to Property Expenses generally include casualty-related expenses, net of recoveries, and may include severance-related costs. Other Non-Operating Expenses include certain litigation settlements and other associated litigation matters, as well as investment charges.

Non-Recurring & Revenue Enhancing Capitalized Expenditures: Capital expenditures primarily composed of non-recurring or one-time additions such as smart access solutions, LED lighting programs, and other non-routine items.
Non-Same Property Communities: Stabilized communities not owned or stabilized since January 1, 2025, including communities under redevelopment, and excluding properties held for sale.
Occupancy: Number of physically occupied apartment homes for the period divided by total apartment homes.
Operating Communities: Wholly owned communities, excluding communities under construction.
Recurring Capital Expenditures: Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
Redevelopment Communities: Communities with capital expenditures that improve cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.
Reposition Expenditures: Capital expenditures for apartment unit renovations, including kitchen and bath upgrades or other new amenities, designed to position assets for higher rental levels in their respective markets.
Same Property Communities: Communities wholly owned by the Company and stabilized since January 1, 2025, excluding communities under redevelopment and communities held for sale.
Stabilized Communities: Communities which have reached and maintained an occupancy level at or above 90% for the prior 30 days.
Unencumbered Real Estate Assets: Assets free and clear of any mortgage, deed of trust, lien, pledge, security interest, security agreement or encumbrance of any kind.
Weighted Average Monthly Rental Rate: Rental rate for leases in place and vacant units at market rate after loss to lease and concessions, but before vacancy and bad debt.
Weighted Average Monthly Revenue Per Occupied Home: Reported revenues divided by average occupied homes for the period on a monthly basis.

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE
NYSE Texas

Unsecured Debt Ratings:		Senior Debt	Outlook	Commercial Paper
	Fitch	A-	Stable	NA
	Moody's	A3	Stable	P-2
	Standard & Poor's	A-	Stable	A-2

Estimated Future Dates:	Q4 '26	Q1 '27	Q2 '27	Q3 '27
Earnings Release & Conference Call	Early February	Early May	Late July	Early November

Dividend Information - Common Shares:	Q1 '26	Q2 '26	Q3 '26
Declaration Date	2/5/2026	6/15/2026	9/15/2026
Record Date	3/31/2026	6/30/2026	9/30/2026
Payment Date	4/17/2026	7/17/2026	10/16/2026
Distributions Per Share	$1.06	$1.06	$1.06

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.